Future Minimum Lease Payments Under Capital Leases (Detail)	Dec. 31, 2015 USD ($)
Future Minimum Lease Payments For Capital Leases [Line Items]
2016	$ 4,778
2017	4,380
Total net future minimum lease payments	9,158
Less: Amount representing interest	(1,235)
Present value of net minimum lease payments	$ 7,923